Exhibit 99.2
Dynatrace Announces Pricing of Public Offering by Selling Stockholders
Waltham, Mass., February 7, 2023 – (BUSINESS WIRE) – Software intelligence company, Dynatrace, Inc. (NYSE: DT), today announced the pricing of an underwritten public offering of 15,000,000 shares of common stock by certain selling stockholders of Dynatrace. In addition, such selling stockholders have granted the underwriter a 30-day option to purchase up to an additional 2,250,000 shares at the public offering price, less underwriting discounts and commissions. The offering is expected to close on February 10, 2023, subject to customary closing conditions.
BofA Securities is acting as the sole underwriter for the offering.
BofA Securities may offer the shares of common stock from time to time in one or more transactions on the New York Stock Exchange, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.
A registration statement on Form S-3 (including a prospectus and preliminary prospectus supplement describing the terms of the offering) relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) and became effective when filed on August 3, 2020. The offering is being made only by means of a prospectus and prospectus supplement. Copies of the prospectus and final prospectus supplement relating to this offering may be obtained, when available, by visiting the SEC’s website at www.sec.gov or contacting the offices of BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@bofa.com.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.
About Dynatrace
Dynatrace exists to make the world’s software work perfectly. Our unified software intelligence platform combines broad and deep observability and continuous runtime application security with the most advanced AIOps to provide answers and intelligent automation from data at an enormous scale. This enables innovators to modernize and automate cloud operations, deliver software faster and more securely, and ensure flawless digital experiences. That is why the world’s largest organizations trust Dynatrace® to accelerate digital transformation.
Forward Looking Statements
This press release contains forward looking statements, including among other things, statements concerning the completion of the public offering, and other statements identified by words such as “could,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” “would,” or similar expressions and the negatives of those terms. Forward-looking statements are not promises or guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond Dynatrace’s control. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, market risks and uncertainties and the satisfaction of customary closing conditions for an offering of securities, and other risks set forth under the heading “Risk Factors” in Dynatrace’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, the preliminary prospectus related to the public offering and in subsequent filings made by Dynatrace with the SEC. Forward-looking statements speak only as of the date hereof, and, except as required by law, Dynatrace undertakes no obligation to update or revise these forward-looking statements.
Investor Contact:
Noelle Faris
VP, Investor Relations
Noelle.Faris@dynatrace.com
Media Relations:
Jerome Stewart
VP, Communications
Jerome.Stewart@dynatrace.com
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